UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



Date of Report (Date of earliest event reported): May 1, 1998 (April 30, 1998)




                             Imo Industries Inc.
            (Exact name of registrant as specified in its charter)




           Delaware                   1-9294                  21-0733751
(State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                 Identification Number)



          1009 Lenox Drive,
Building Four West, Lawrenceville, NJ                     08648-0550
(Address of principal executive offices)                  (Zip Code)


  Registrant's telephone number, including area code: (609) 896-7600



                                  Not Applicable
                         (Former name or former address,
                          if changed since last report)





Item 5.  Other Events.

In a press release dated April 30, 1998, the Registrant announced that it is supplementing its Consent Solicitation Statement, dated April 14, 1998, in which the Company is soliciting the consents of holders of its 11 3/4% Senior Subordinated Notes due 2006 to certain amendments to the Indenture governing the Notes.

The information set forth in this Item 5 is qualified in its entirety by reference to the Registrant's press release announcing such information, which is filed herewith as an exhibit.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.


      (c)  Exhibits



      99.1 Press release dated April 30, 1998, issued by the Registrant.







                                   SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IMO INDUSTRIES INC.



Date: May 1, 1998                         By:   /s/ John A. Young
                                                -----------------
                                                  John A. Young
                                                  Chief Financial Officer